Exhibit 10.5

Votorantim	VC_SANTA HELENA
▼ Energy	GECON VE.: 0248/10 – GECON VC: 0257/10

SECOND TERM OF AMENDMENT TO THE ELECTRIC POWER PURCHASE AND SALE AGREEMENT AGREED UPON BETWEEN VOTENER – VOTARANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTARANTIM CIMENTOS S.A.

VOTENER – VOTARANTIM COMERCIALIZADORA DE ENERGIA LTDA., a private legal entity, a distributor of electrical power, headquartered at Praça Ramos de Azevedo, n°. 254 – 5th floor, in the Centro district in the Municipality of São Paulo, in the State of São Paulo/SP, CEP 01037-912, registered under CNPJ/MF n°. 03.984.862/0001-94, State Registration under n°. 115.970.590.118, by its legal representatives signed below, in the terms of its Company Bylaws, herein referred to as SELLER; and

VOTARANTIM CIMENTOS S.A., successor by incorporation of VOTARANTIM CIMENTOS BRASIL S.A., a private legal entity with its industrial plant located at Praça Brasil n°. 16, in Santa Helena neighborhood, in the Municipality of Votarantim, in the State of São Paulo/SP, CEP: 18117-720, registered under CNPJ n°. 01.637.895/0174-50, State Registration under n°. 717.116.068.110, by its legal representatives signed below, in the terms of its Company Bylaws, herein referred to as PURCHASER;

Together referred to as PARTIES and separately as PARTY;

WHEREAS:

(i)	On 12/01/2009 the PARTIES signed the ELECTRIC POWER PURCHASE AND SALE AGREEMENT, for the period between 01/01/2010 to 31/12/2014 (“CONTRACT”);

(i)	On 03/01/2011 the PARTIES signed the FIRST TERM OF AMENDMENT TO THE ELECTRIC POWER PURCHASE AND SALE AGREEMENT, for the period between 01/01/2010 and 12/31/2015 (“FIRST AMENDMENT”);

(i)	The PARTIES wish to increase the term of the CONTRACT, changing some of its contractual terms, including its termination.

The SELLER and PURCHASER have agreed, between themselves, to sign this SECOND TERM OF AMENDMENT TO THE CONTRACT FOR THE PURCHASE AND SALE OF ELECTRICITY, herein referred as SECOND AMENDMENT, under the following terms and conditions:

FIRST CLAUSE:

Sub-items 2.1 and 2.2 of the SECOND CLAUSE – PERIOD AND RESCISSION of the CONTRACT are changed, and the following text shall henceforth be read as follows:

2.1

This CONTRACT shall be in force from the date of its signing, and will remain in force during the entire SUPPLY PERIOD, until the 31st of December 2016, or until the complete fulfillment of all contractual obligations by both PARTIES, including the payment of the invoice related to the delivery month for the quantity of CONTRACTED ENERGY, except in the event of early rescission foreseen in this CONTRACT.

2.2	The CONTRACT may be rescinded:

I.	Without incidence of the fine foreseen in Clause 2.3:

a)	If the SELLER’s authorization to sell is defunct;

b)	By agreement between the parties.

II.	With occurrence of the fine foreseen in Clause 2.3:

a)	If the PURCHASER does not make payment of the amounts due according to the terms and on the day specified in Clause 5 of this CONTRACT, in this case the CONTRACT will be rescinded after a period of 15 (fifteen) business days, counted from the date of receipt of notification in writing by the SELLER; and

b)	For any breach of contract by either PARTY of the obligations foreseen in this CONTRACT, in this case the cessation of the link will occur after a period of 15 (fifteen) days, counted from receipt of notification from the damaged PARTY, if the noncompliant PARTY does not fulfill the unfulfilled contractual obligation.

Votorantim	VC_SANTA HELENA
▼ Energy	GECON VE.: 0248/10 – GECON VC: 0257/10

2.2.1.	In the hypothesis foreseen in letter “a” of paragraph II of this Clause, the SELLER may not register the amount of energy in the Câmara de Comercialização de Energia Elétrica [Chamber of Electricity Sales] (CCEE) designated to the PURCHASER while the PURCHASER’s obligation to pay is not fulfilled, without which this constitutes breach of contract by the SELLER.

2.2.2.	The SELLER may demand, at any time, and at its sole discretion, that the PURCHASER grant the SELLER, through an irrevocable power of attorney, powers so that, in the event of resolution of the contract, the SELLER represents the PURCHASER before the CCEE and other able authorities, and takes measures that may be necessary for the effective cancellation of the registration of the CONTRACT, according to applicable legislation. The power of attorney that deals with this Paragraph shall be presented within 30 (thirty) days after receipt of the request from the SELLER, entered into by a private agreement and duly signed by its respective legal representatives.

SECOND CLAUSE:

The text from the FOURTH CLAUSE – BILLING AND PAYMENT CONDITIONS of the CONTRACT is changed, and shall henceforth read as follows:

FOURTH CLAUSE – BILLING AND PAYMENT CONDITIONS AND GUARANTEE OF PAYMENT

4.1.

The invoice will be presented by the SELLER to the PURCHASER the month following the sale of the energy, with a minimum notice of 5 (five) business days before the due date, which will be by the 8th (eighth) working day.

4.2.	Payment will be made through credit into a bank checking account and will provide a remittance document.

4.3.	Possible discrepancies regarding the invoice value will be checked and resolved through negotiations between the Parties, within a maximum period of 30 (thirty) days counted from the date on which the discrepancy appears, with the Parties agreeing, in advance, that in case of dispute about the amount informed by the SELLER to the PURCHASER for payment of the monthly invoice, the PURCHASER shall pay the undisputed part of this amount, independent of the existence of agreement between the Parties about the part of the amount that is being negotiated.

4.4.	In order to guarantee the faithful fulfillment of the obligations foreseen in this Contract, the SELLER may demand from the PURCHASER the presentation of a bank guarantee letter from a financial institution with a deposit amount among the 10 (ten) largest national banks, or a bond equivalent to the 3 (three) highest billing months.

4.5.	The bank guarantee letter shall be presented within 30 (thirty) days after receipt of request from the SELLER, and shall remain active until 30 (thirty) days after the termination of the active period of this contract or until the effective liquidation of the obligations assumed in this CONTRACT, whichever occurs most recently, under penalty of payment of a fine of 10% (ten per cent) of the value of the CONTRACT, without damage from the application of the other penalties established in this CONTRACT due to non-fulfillment of its Clauses and conditions.

4.6.	The SELLER, within a period of 5 (five) business days counted from the date of delivery, by the PURCHASER, of the Payment Guarantee outlined in Clause 4.5 of this CONTRACT, shall register in the SINERCOM the total amount of CONTRACTED ENERGY, according to the terms of APPENDIX I, for the entire PERIOD OF SUPPLY, and the PURCHASER, in turn, must validate said registration within a period of 5 (five) business days counted after the SELLER communicates the registration to the PURCHASER in writing or by email, under penalty of both parties incurring, breach of their respective contractual obligations, being subject to the penalties set forth in this CONTRACT.

Votorantim	VC_SANTA HELENA
▼ Energy	GECON VE.: 0248/10 – GECON VC: 0257/10

THIRD CLAUSE:

Some items from Appendix I of the FIRST AMENDMENT are changed, being entirely substituted with the items of the same title contained in Appendix I of this SECOND AMENDMENT.

The other items from Appendix 1 of the FIRST AMENDMENT, not modified in Appendix I of this SECOND AMENDMENT, remain valid.

FOURTH CLAUSE:

All of the other clauses and provisions that are unchanged by this document and contained in the CONTRACT, its Appendixes and in the FIRST AMENDMENT remain in full force. Terms and expressions used in this FIRST AMENDMENT which are not specifically defined therein shall have the meaning assigned to them in the CONTRACT.

And, by being in full and fair agreement, the Parties enter into this agreement, in 02 (two) copies of equal form and content, in the presence of two witnesses signed below.

São Paulo, 3rd January 2012.

ON BEHALF OF: VOTENER - VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA:

/s/ Otavio Carneiro de Rezende		/s/ Pedro Roberto Franklin

Name:	OTAVIO CARNEIRO DEREZENDE	Name:	PEDRO ROBERTO FRANKLIN
Position:	DIRECTOR	Position:	ATTORNEY-IN-FACT

ON BEHALF OF: VOTORANTIM CIMENTOS BRASIL S.A.

/s/ Marcelo Chamma		/s/ Alvaro Lorenz

Name:	MARCELO CHAMMA	Name:	ALVARO LORENZ
Position:	DIRECTOR	Position:	DIRECTOR

Witnesses:

/s/ Roberto Luiz Schaefer	/s/ Dorinha Pecchi

Name: ROBERTO LUIZ SCHAEFER	Name: DORINHA PECCHI

[Signature page of the Second Term of Amendment to the Contract of Purchase and Sale of Electricity signed between Votener and Votarantim Cimentos S.A.]

Votorantim	VC_SANTA HELENA
▼ Energy	GECON VE.: 0248/10 – GECON VC: 0257/10

Appendix I

B.	PERIOD OF SUPPLY: The obligation of the SELLER in regard to the delivery of the amounts of CONTRACTED ENERGY will begin on the 1st January 2010 and end on December 31st 2016.

C.	CONTRACTED ENERGY:

Sub item C.2) Period: 01/01/2011 to 12/31/2011 (amounts of electricity expressed in MWh.)

Jan./11	Feb./11	Mar./11	Apr./11	May/11	Jun/11
12,522.777	19,542.963	18,245.926	19,924.306	21,750.755	19,666.012

Jul./11	Aug./11	Sep./11	Oct./11	Nov./11	Dec./11
19.266.875	20,491.116	21,682.565	21,583.633	17,957.800	17,111.958

Sub item C.3) Period: 01/01/2012 to 12/31/2012 (amounts of electricity expressed in MWh.)

Jan./12	Feb./12	Mar./12	Apr./12	May/12	Jun/12
14,495.910	17,713.359	18,859.470	22,431.310	21,825.342	23,382.787

Jul./12	Aug./12	Sep./12	Oct./12	Nov./12	Dec./12
25,203.075	18,257.424	23,369.997	18,972.765	22,692.875	24,998.071

Sub item C.4) Period: 01/01/2013 to 12/31/2016 (amounts of electricity expressed in MWh.)

2013	2014	2015	2016
594,539.607	634,877.579	655,730.385	658,482.098

D.

Price: Values expressed in Brazilian reals per megawatt-hour (without ICMS and with PIS-COFINS). The prices below refer to the databases defined in each item and will be readjusted annually by the variation of the Índice Geral de Preços de Mercado [General Index of Market Prices] (IGP-M) of the Fundação Getúlio Vargas or by another index. The readjustment of the prices will always occur on the 1st (first) of January of the current year.

Sub item D.2) Database: 12/31/2010

Jan./11	Feb./11		Mar./11		Apr./11		May/11		Jun/11
R$122.30	R$	132.58	R$	141.35	R$	130.08	R$	130.33	R$	133.73

Jul./11	Aug./11		Sep./11		Oct./11		Nov./11		Dec./11
R$141.81	R$	162.72	R$	155.48	R$	153.54	R$	160.93	R$	149.52

Sub item D.3) Database: 12/31/2011

Jan./12	Feb./12		Mar./12		Apr./12		May/12		Jun/12
R$140.61	R$	139.68	R$	139.07	R$	138.44	R$	139.84	R$	139.69

Jul./12	Aug./12		Sep./12		Oct./12		Nov./12		Dec./12
R$139.91	R$	140.24	R$	139.85	R$	139.93	R$	138.92	R$	145.31

Sub item D.4) Database: 06/30/2011

2013	2014		2015		2016
R$144.40	R$	152.00	R$	153.02	R$	164.29